UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Rand Capital Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Proxy Statement Rand Capital Corporation

Rand Capital Corporation

2200 Rand Building

Buffalo, New York 14203

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO OUR SHAREHOLDERS

The 2012 Annual Meeting of Shareholders of Rand Capital Corporation will be held on Thursday, April 26, 2012 at 10:30 a.m. in Room 410, Rand Building, 14 Lafayette Square, Buffalo, New York, for the following purposes:

1.	To elect six Directors to hold office until the next annual meeting of shareholders and until their successors have been elected and qualified.

2.	To approve, by advisory vote, executive compensation.

3.	To ratify the selection of Freed Maxick CPAs, P.C. as our independent registered public accounting firm for the year ending December 31, 2012.

4.	To consider and act upon such other business as may properly come before the meeting.

Shareholders of record at the close of business on March 7, 2012 are entitled to notice of, and to vote at the meeting, and any adjournment thereof.

March 23, 2012	By order of the Board of Directors,
Buffalo, New York	Reginald B. Newman II Chairman

IMPORTANT NOTICE REGARDING

INTERNET AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON

APRIL 26, 2012

THE PROXY STATEMENT AND ANNUAL REPORT

TO SHAREHOLDERS IS AVAILABLE AT HTTP://MATERIALS.PROXYVOTE.COM/752185

Proxy 1

Proxy Statement Rand Capital Corporation

Rand Capital Corporation

2200 Rand Building

Buffalo, New York 14203

Proxy Statement

GENERAL INFORMATION

We are furnishing this Proxy Statement in connection with the solicitation of proxies by the Board of Directors of Rand Capital Corporation for the Annual Meeting of Shareholders to be held on April 26, 2012. Only shareholders of record at the close of business on March 7, 2012, are entitled to notice of and to vote at the meeting, and at any adjournment thereof. On that date, Rand had outstanding 6,818,934 Common Shares, par value $.10 per share (“shares”).

Each share entitles the holder to one vote. Shares cannot be voted at the meeting unless the shareholder is present or represented by proxy. If the enclosed form of proxy is returned properly executed, the shares represented thereby will be voted at the meeting in accordance with the instructions contained in the proxy, unless the proxy is revoked prior to its exercise. Any shareholder may revoke a proxy by executing a subsequently dated proxy or a notice of revocation, provided that the subsequent proxy or notice is delivered to us prior to the taking of a vote, or by voting in person at the meeting.

Under the New York Business Corporation Law (the “BCL”) and our by-laws, the presence, in person or by proxy, of the holders of a majority of the outstanding shares is necessary to constitute a quorum of the shareholders to take action at the Annual Meeting. The shares that are present at the meeting or represented by a proxy will be counted for quorum purposes. Proxies submitted with abstentions and broker non-votes will be counted in determining whether or not a quorum is present. Under the BCL and our by-laws, once a quorum is established, Directors standing for election may be elected by a plurality of the votes cast, and other matters expected to be brought before the meeting may be approved by a majority of votes cast.

This Proxy Statement and accompanying form of proxy are being mailed to shareholders on or about March 23, 2012. A copy of Rand’s 2011 Annual Report, which contains financial statements, accompanies this Proxy Statement.

We will bear the cost of soliciting proxies in the accompanying form. We do not expect to pay any compensation for the solicitation of proxies, but may pay brokers, nominees, fiduciaries and other custodians their reasonable fees and expenses for sending proxy materials to beneficial owners and obtaining their instructions. In addition to solicitation by mail, our Directors, officers and employees may solicit proxies in person or by telephone, and they will receive no additional compensation therefore.

Our office is located at 2200 Rand Building, Buffalo, New York 14203; telephone number 716-853-0802.

Proxy 2

Proxy Statement Rand Capital Corporation

BENEFICIAL OWNERSHIP OF SHARES

Unless otherwise indicated, the following table sets forth beneficial ownership of our common shares on March 7, 2012, by (a) persons known by us to be beneficial owners of more than 5% of the outstanding shares, (b) the Directors, nominees for Director, and the executive officers of Rand, and (c) all Directors and executive officers as a group. Unless otherwise stated, each person named in the table has sole voting and investment power with respect to the shares indicated as beneficially owned by that person.

Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class(3)
(a) More than 5% Owners:

NSB Advisors LLC (NSB)	2,499,210	(4)	36.6%
200 Westage Center Drive, Suite 228
Fishkill, NY

Colmac Holdings, Ltd.	810,000		11.9%
8 King Street East, Suite 1901
Toronto, ON Canada

Utility Service Holding Co.	704,000		10.3%
P.O. Box 67, 9187 Highway 15 North
Warthen, GA

(b) Directors, nominees for Director and executive officers:

Allen F. Grum	91,142		1.3%
Erland E. Kailbourne	20,000		*
Ross B. Kenzie	100,000		1.5%
Reginald B. Newman II	242,710		3.7%
Jayne K. Rand	115,433		1.7%
Robert M. Zak	30,000		*
Daniel P. Penberthy	57,000		0.8%

(c) All Directors and executive officers as a group	656,285	(2)	9.6%

*Less than  1/2%

(1)	The beneficial ownership information presented is based upon information furnished by each person or contained in filings made with the Securities and Exchange Commission (SEC).
(2)	Members of the group have sole voting and investment power over these shares.
(3)	Percent of Class calculated based on 6,818,934 common shares outstanding at Record Date.
(4)	Shares are owned by clients of NSB Advisors LLC, a federally registered investment adviser. NSB has shared dispositive power but no voting power with respect to the shares. Shares were reported on a Schedule 13G filed with the SEC by NSB Advisor LLC on

  February 14, 2012.

Proxy 3

Proxy Statement Rand Capital Corporation

PROPOSAL 1.             ELECTION OF DIRECTORS

Six Directors are to be elected at the Annual Meeting of Shareholders. The six nominees, were elected at the last Annual Meeting of Shareholders. After the death of Mr. McLeese in January 2011, pursuant to the by-laws, the Board voted to reduce the number of directors comprising the Board from seven to six.

Each of the nominees were elected to the Board of Directors at Rand’s last Annual Meeting of Shareholders and was recommended for re-election by the Governance and Nominating Committee, which is comprised of non-management, independent Directors. Each of the nominees has consented to serve as a Director if elected. If at the time of the meeting any nominee should be unable to serve, it is the intention of the persons designated as proxies to vote, in their discretion, for such other person as may be designated as a nominee by the Board of Directors.

Director Independence

The Board of Directors affirmatively determined that the five non-management Directors, Erland E. Kailbourne, Ross B. Kenzie, Reginald B. Newman II, Jayne K. Rand and Robert M. Zak are “Independent Directors” under the rules of the SEC and under the rules and guidelines of the NASDAQ Stock Market and, therefore, that a majority of a corporation’s six-person Board of Directors is currently independent as so defined. The Board of Directors has determined that there are no relationships between Rand and the Directors classified as independent other than service on its Board of Directors and compensation paid to Directors.

One of the Directors, Allen F. Grum, is deemed to be an “Interested Person” under Section 2(a)(19) of the Investment Company Act of 1940, as amended, with respect to Rand because he is an executive officer of Rand. Persons who are Interested Persons are not independent Directors under the rules and guidelines of the NASDAQ Stock Market.

The independence determination of the Board of Directors under the SEC rules and under the NASDAQ Stock Market rules and guidelines also included conclusions that:

•

each of the members of the Audit Committee, the Governance and Nominating Committee, and the Compensation Committee are independent under the standards described above for purposes of membership on each of those committees;

•	the 2011 compensation of the executive officers was determined by a majority of the independent Directors of the Board; and

•	each of the members of the Audit Committee also meets the additional independence requirements under SEC Rule 10A-3(b) and NASDAQ Rule 4350(d).

As the Chair of the Governance and Nominating Committee, Mr. Kailbourne serves as chair of meetings of Independent Directors. It is currently contemplated that “executive sessions” of the Independent Directors will occur at least twice during the fiscal year ending December 31, 2012, in addition to separate meetings of standing committees of the Board of Directors.

Proxy 4

Proxy Statement Rand Capital Corporation

The Board’s Role in Risk Oversight

The Board’s role in the Corporation’s risk oversight process consists of receiving regular reports from Rand’s senior management on areas of material risk to the Corporation, including operational, financial, legal and regulatory, and strategic and reputational risks. The full Board (or the appropriate Committee in the case of risks that are under the purview of a particular Committee) reviews these reports from management to understand and provide input into management of these risks.

Shareholder Communications

Communications to an individual Director, to non-management Directors as a group, or to the entire Board, should be addressed as follows: Reginald B. Newman, II, Security Holder Board Communications, 2200 Rand Building, Buffalo, New York, 14203, with an indication of the individual or subgroup (if any) to whose attention the communication is directed. All security holder communications addressed in that manner will be delivered directly to Mr. Newman, who will receive communications for the Board and non-management Directors, and who will deliver the communication unopened to any individual indicated Director.

Meeting Attendance

All nominated Directors attended last year’s Annual Meeting of Shareholders, and the current nominees are expected to do so this year. Directors are expected to attend the annual meeting of shareholders, but such attendance is not required.

Information Regarding Directors, Nominees for Director, and Officers

The following table provides information concerning all persons who are Directors, nominees for Director, or officers of Rand. Rand is not part of a fund complex.

Name, Age and Address	Position (s) held with Fund	Length of Time Served (1)	Business Experience and Occupations During Last Five Years	Other Director- ships (2)
Directors who are Interested Persons (3)
Allen F. Grum (54) c/o 2200 Rand Building Buffalo NY 14203	President of Rand and a Director	1996	President and Chief Executive Officer since 1996. Prior thereto, Mr. Grum served as Senior Vice President of Rand Capital Corporation commencing in June 1995. From 1994 to 1995, Mr. Grum was Executive Vice President of Hamilton Financial Corporation and from 1991-1994 he served as Senior Vice President of Marine Midland Mortgage Corporation. Mr. Grum serves on a number of Boards of Directors of companies in which Rand Capital Corporation has an investment. His in-depth knowledge of Rand Capital Corporation’s operations, and the	None

Proxy 5

Proxy Statement Rand Capital Corporation

			industries in which the Company operates, makes Mr. Grum highly qualified to serve as a Director.
Directors who are not Interested Persons
Erland E. Kailbourne (70) c/o 2200 Rand Building Buffalo, NY 14203	Director	1999

Chairman of Albany International, Inc. since May 2009. Chairman of the Farash Corporation since 2007. Prior thereto, from January 2006 until May 2010, Mr. Kailbourne was Chairman of Financial Institutions, Inc. and its subsidiary Five Star Bank. From May 2002 until March 2003, Mr. Kailbourne was Chairman and Interim CEO of Adelphia Communications. (Adelphia filed a petition under Chapter 11 of the United States Bankruptcy Code in June 2002.) He retired as Chairman and Chief Executive Officer (New York Region) of Fleet National Bank, a banking subsidiary of Fleet Financial Group, Inc., in 1998. He was Chairman and Chief Executive Officer of Fleet Bank, also a subsidiary of Fleet Financial Group, Inc., from 1993 until its merger into Fleet National Bank in 1997. He is a Director of the New York ISO, Financial Institutions, Inc. and Five Star Bank, Albany International Corporation, Allegany Co-op Insurance Company, The Farash Corporation and the Thomas and Laura Moogan Foundation. Mr. Kailbourne’s extensive banking and financial experience provide necessary attributes as a Director of Rand.

				Chairman of Albany International, Inc., Director of Financial Institutions, Inc. and its subsidiary Five Star Bank
Ross B. Kenzie (80) Key Tower, Suite 1350 50 Fountain Plaza Buffalo, NY 14202	Director	1996

Mr. Kenzie has been retired since 1989. Prior thereto, he was the Chairman of the Board and Chief Executive Officer of Goldome Bank, Buffalo, NY, a savings bank, since 1980. Prior thereto, Mr. Kenzie was Executive Vice President and Director of Merrill Lynch Pierce Fenner & Smith as well as Merrill Lynch & Co. Mr. Kenzie is a former Director of Biophan Technologies, Inc. and Natural Nano, Inc., development companies specializing in highly marketable business devices and naturally occurring nanotube technologies; and a former Director of Merchants Mutual Insurance Company. Mr. Kenzie’s banking and financial experience in addition to his involvement with emerging companies, provide invaluable expertise as a Director of Rand.

				None
Reginald B. Newman II (74) 50 North Airport Drive Buffalo, NY 14225	Director and Chairman of Board	1987	Mr. Newman has been Chairman of the Board since 1996. Mr. Newman is the Chairman of Prior Aviation Services, Inc., the Fixed Base Operator (FBO) at Buffalo	Director of Taylor Devices

Proxy 6

Proxy Statement Rand Capital Corporation

Niagara International Airport, Buffalo, NY.

He is a Director of Dunn Tire LLC and Taylor
Devices, Inc. and former Director of M&T Bank
Corporation. Mr. Newman’s involvement with
small businesses provides necessary skills as a
Director of Rand.

Jayne K. Rand (51) c/o 2200 Rand Building Buffalo, NY 14203	Director	1989

Since 1993, Miss Rand has been a Vice President of M&T Bank. She is Board Chair of Gateway-Longview. Miss Rand’s banking and credit underwriting abilities provide necessary expertise as a Director of Rand.

			None
Robert M. Zak (54) 250 Main Street Buffalo, NY 14202	Director	2005

Since 1995, Mr. Zak has been President

and Chief Executive Officer of Merchants Mutual Insurance Company, which operates under the trade name Merchants Insurance Group. Mr. Zak joined Merchants in 1985. Prior to that, his career was in public accounting. Mr. Zak’s executive leadership and public accounting experience provide necessary attributes as a Director of Rand.

			None
Non-Director Officers
Daniel P. Penberthy (49) c/o 2200 Rand Building Buffalo, NY 14203	Executive Vice President and Treasurer of Rand	N/A

Mr. Penberthy has served as Treasurer of

the Corporation since August 1997. Since January 2002, Mr. Penberthy has served as Executive Vice President, and he has continued to serve as the Chief Financial Officer since 1997. From 1993 to 1997, Mr. Penberthy served as Chief Financial Officer for both the Greater Buffalo Partnership (formerly the Chamber of Commerce) and the Greater Buffalo Convention and Visitors Bureau. Prior thereto, from 1990 to 1993, Mr. Penberthy served as a Senior Associate with the Greater Buffalo Development Foundation, a regional business development organization. Prior to 1990, Mr. Penberthy was employed by KPMG, a public accounting firm.

			None

(1)	Indicates initial year in which person became Director. All Directors’ terms of office will be through the next annual meeting of shareholders and until their successors have been elected and qualified.
(2)	Indicates directorships of companies with a class of equity securities registered under Section 12 of the Securities Exchange Act, subject to the requirements of Section 15(d) of the Securities Exchange Act, or registered as an investment company under the Investment Company Act.
(3)	Allen F. Grum is an officer of Rand, and is deemed to be an “Interested Person” under Section 2(a)(19) of the Investment Company Act of 1940.

The Board of Directors of the Company unanimously recommends a vote FOR the election of the nominees named in this Proxy Statement.

Proxy 7

Proxy Statement Rand Capital Corporation

Approximate Value of Investments in Rand

The following table indicates the range of value as of March 7, 2012 of the common shares of Rand (the “Fund”) beneficially owned by each Director and nominee for Director of Rand. Rand is not part of a family of investment companies.

Name of Director or Nominee	Dollar Range of Equity
Securities in the Fund

(a) Directors who are not Interested Persons:

Erland E. Kailbourne	$50,000—$100,000
Robert M. Zak	Over $100,000
Ross B. Kenzie	Over $100,000
Reginald B. Newman, II	Over $100,000
Jayne K. Rand	Over $100,000

(b) Directors who are Interested Persons:

Allen F. Grum	Over $100,000

COMMITTEES AND MEETING DATA

The Committees of the Board of Directors have the following members:

Compensation Committee	Governance and Nominating Committee	Audit Committee

Robert M. Zak (Chair) Erland E. Kailbourne Jayne K. Rand	Erland E. Kailbourne(Chair) Ross B. Kenzie Jayne K. Rand	Ross B. Kenzie (Chair) Erland E. Kailbourne Robert M. Zak

In 2011, the full Board met on four occasions, the Audit Committee met five times, the Governance and Nominating Committee met twice and the Compensation Committee met once. All incumbent Directors attended 100% of the total number of meetings of the Board of Directors and the total number of meetings of Committees of the Board that the respective Director was eligible to attend during 2011.

Compensation Committee

The Compensation Committee advises the independent members of the Board of Directors with respect to the compensation of the executive officers and reviews the criteria that form the basis for management compensation. None of the persons on the Compensation Committee are “Interested Persons” as described above under “Director Independence.”

The compensation levels of Rand’s President/CEO and Executive Vice President were recommended by the Compensation Committee and by the independent members of the Board of Directors, representing a majority of its membership.

Proxy 8

Proxy Statement Rand Capital Corporation

Mr. Kailbourne was added to the Compensation Committee by the Rand Board of Directors on February 3, 2012.

The Compensation Committee’s Charter may be accessed at Rand’s website, www.randcapital.com.

Governance and Nominating Committee

The primary purposes of the Governance and Nominating Committee include:

•	developing, recommending to the Board and assessing corporate governance policies for Rand;

•	overseeing the evaluation of the Board;

•

recommending to the Board of Directors the individuals qualified to serve on Rand’s Board of Directors for election by shareholders at each annual meeting of shareholders and to fill vacancies on the Board of Directors.

The Governance and Nominating Committee’s Charter may be accessed at Rand’s website, www.randcapital.com. None of the persons on the Governance and Nominating Committee are “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940.

Nomination of Directors

The Governance and Nominating Committee, as part of the responsibilities under its Charter, oversees the identification of qualified individuals to serve on the Board.

We seek Directors who have the required and appropriate skills and characteristics, including business experience and personal skills in finance, marketing, business and other areas that are expected to contribute to an effective board and who meet the criteria set forth in Rand’s Corporate Governance Guidelines. We identify new Director candidates from prominent business persons and professionals in the communities Rand serves. We consider nominees of shareholders in the same manner as other nominees.

If a Board vacancy occurs, the Governance and Nominating Committee may recommend a replacement candidate to the Board. The Board may appoint the new Director to fill the unexpired term of the seat. Annually, the Governance and Nominating Committee will recommend a slate of new and/or continuing candidates for the Board of Directors. The Board will select a slate of nominees for Director from recommendations of the Governance and Nominating Committee, and submit the slate of nominees to be voted on by shareholders at Rand’s next Annual Meeting.

Rand’s by-laws provide that an Annual Meeting of Shareholders shall be held on the fourth Tuesday in April, or such other time within 30 days before or after such date as the Chairman or Board of Directors shall determine. The number of Directors is determined by the Board of Directors, but in no event may it be less than three.

Proxy 9

Proxy Statement Rand Capital Corporation

Criteria and Diversity

In considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director nominees, including candidates recommended by shareholders, the Nominating and Corporate Governance Committee will apply the criteria set forth in Rand’s Corporate Governance Guidelines. These criteria include the candidate’s experience, business skill set and the ability to act in the interests of all shareholders. Our Corporate Governance Guidelines specify that the value of diversity on the Board should be considered by the Nominating and Corporate Governance Committee in the director identification and nomination process. The Committee seeks nominees with a broad diversity of experience, professions, skills, and backgrounds. The Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. Rand believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

Procedure for Shareholders to Nominate Directors

Any shareholder who intends to present a Director nomination proposal for consideration at the 2013 Annual Meeting and intends to have that proposal included in the proxy statement and related materials for the 2013 Annual Meeting must deliver a written copy of the proposal to Rand no later than the deadline, and in accordance with the procedures specified under “Shareholder Proposals” in this proxy statement, and in accordance with the requirements of SEC Rule 14a-8.

If a shareholder does not comply with the foregoing procedures, the shareholder may use the procedures set forth in Rand’s by-laws, although Rand would not in the latter case be required to include the nomination as a proposal in its proxy statement and proxy card mailed to shareholders in connection with the next annual meeting.

The shareholder nomination proposal referred to above must set forth (1) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (2) a representation that the shareholder is a shareholder of record of Rand common shares entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the proposal; (3) a description of the arrangements or understandings between the shareholder and each nominee or any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are being made by the shareholder; (4) such other information regarding each nominee proposed by the shareholder as would have been required to be included in a proxy statement filed under the proxy rules of the SEC had each nominee been nominated or intended to be nominated by the Board of Directors; and (5) the consent of each nominee to serve as a Director of the Corporation if elected. The Governance and Nominating Committee may refuse to acknowledge a proposal for the nomination of any person not made in accordance with the foregoing procedure. Recommendations for nominees should be sent to: Rand Capital Corporation, Attention: Board Nominations, 2200 Rand Building, Buffalo, New York 14203.

Proxy 10

Proxy Statement Rand Capital Corporation

Rand did not receive any nominations from shareholders for the 2012 Board of Directors election.

Code of Business Conduct and Ethics

Rand has adopted a Code of Ethics which applies to Rand’s chief executive officer, chief financial officer, and vice president of finance, and a Business Ethics Policy applicable to Rand’s Directors, officers and employees. The Code of Ethics and the Business Ethics Policy are available in the Governance section of Rand’s website at www.randcapital.com. They are also available in print to any shareholder who requests it. Rand will disclose any substantive amendments to, or waiver from provisions of, the Code of Ethics made with respect to the chief executive officer, chief financial officer or vice president of finance via its website.

Audit Committee

The Board of Directors has determined that the members of the Audit Committee are independent, as described above under “Director Independence.” The Board of Directors has determined that Ross B. Kenzie is an Audit Committee financial expert (as defined by SEC regulations) (see Mr. Kenzie’s relevant work experience in this Proxy’s Table “Information Regarding Directors, Nominees for Directors and Officers”). Mr. Kenzie is an independent member of Rand’s Board of Directors (as defined by SEC and NASDAQ Stock Market regulations).

The Audit Committee operates under a written charter adopted by the Audit Committee and Board of Directors. The Charter can be accessed on Rand’s website at www.randcapital.com. The Audit Committee reviews the scope and results of the annual audit, receives reports from Rand’s independent public accountants, and reports the Audit Committee’s findings and recommendations to the Board of Directors.

The Audit Committee has adopted necessary reporting procedures for the confidential submission, receipt, retention and treatment of accounting and auditing complaints.

Proxy 11

Proxy Statement Rand Capital Corporation

Independent Registered Public Accountant (“Independent Accountant”) Fees

The aggregate fees for each of the last two fiscal years for services rendered by our auditing firm, Freed Maxick CPAs, P.C. (formerly known as Freed Maxick & Battaglia, CPAs, P.C.) (Freed) are as follows:

Audit Fees

This category consists of fees for the audit of annual financial statements, review of financial statements included in quarterly reports on Form 10-Q and services that are normally provided by the independent accountant in connection with statutory and regulatory filings or audit engagements for those fiscal years.

Fees for professional services provided by Freed for the audit of Rand’s annual financial statements for the fiscal years ended December 31, 2011 and 2010 were $67,575 and $65,575, respectively.

Audit Related Fees

This category consists of assurance and related services by the independent accountant that are reasonably related to the performance of the audit and review of financial statements and are not reported under audit fees.

During the fiscal years ended December 31, 2011 and 2010, fees for assurance and related services were $0 and $0 respectively.

Tax Fees

This category consists of professional services rendered by the independent accountant for tax compliance and tax planning. The services for the fees disclosed under this category include tax return preparation and technical advice provided by RSM McGladrey, Inc. Freed operated under an alternative practice structure with RSM McGladrey, Inc. On December 21, 2011, the alternative practice structure with RSM McGladrey ceased to exist and future tax services will be performed by Freed Maxick CPAs, P.C.

During the fiscal years’ ended December 31, 2011 and 2010, Rand’s tax fees were $14,690 and $26,145 , respectively.

All Other Fees

This category consists of fees not covered by Audit Fees, Audit Related Fees and Tax Fees.

For the fiscal years ended December 31, 2011 and 2010, Rand did not receive or pay for any products or services in this category from Freed.

For fiscal years 2011 and 2010, all of the services of Freed and RSM McGladrey, Inc. described in the above categories were pre-approved by the Audit Committee.

Proxy 12

Proxy Statement Rand Capital Corporation

Estimates of annual audit, quarterly review and tax fees to be paid during the year are submitted annually to the Audit Committee for its review and pre-approval and then budgeted for by Rand. All other non-audit services must be pre-approved by the Audit Committee prior to engagement, as required by the Committee’s Charter.

Proxy 13

Proxy Statement Rand Capital Corporation

Audit Committee Report

The Audit Committee has reviewed and discussed Rand’s audited consolidated financial statements with management. In addition, the Audit Committee has discussed with Rand’s independent accountants, Freed Maxick CPAs, P.C., the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (“AICPA, Professional Standards, Vol. 1 AU section 380”), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from the independent accountants required by the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed the independent accountants’ independence with the independent accountants.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Rand Capital Corporation’s Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the Securities and Exchange Commission.

This report is respectfully submitted by the Audit Committee of the Board of Directors.

Ross B. Kenzie, Chair

Erland E. Kailbourne

Robert M. Zak

The information provided in the preceding Audit Committee Report will not be deemed to be “soliciting material” or “filed” with the Securities and Exchange Commission or subject to Regulation 14A or 14C, or to the liabilities of section 18 of the Securities Exchange Act, unless in the future the Corporation specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into any filing under the Securities Act or the Securities Exchange Act.

Proxy 14

Proxy Statement Rand Capital Corporation

COMPENSATION DISCUSSION AND ANALYSIS

Rand’s President, Executive Vice President, Vice President of Finance and Office Manager are employees of Rand for whom Rand pays salaries and other employee benefits. The President and Executive Vice President serve as the Management and Investment Committee of Rand’s wholly owned subsidiary, Rand Capital SBIC, Inc. (“Rand SBIC”), and are parties to a Profit Sharing Plan of Rand SBIC that was adopted by Rand as a requirement for the licensing of Rand SBIC as a Small Business Investment Company by the U.S. Small Business Administration (“SBA”).

Rand’s principal executive officers are its President, Allen F. Grum, and its Executive Vice President/Chief Financial Officer, Daniel P. Penberthy. They are Rand’s Named Executive Officers (“NEOs”).

The Compensation Committee, all of the members of which are independent members of the Board, make determinations and recommendations to the Board of Directors with respect to the compensation of the NEOs. The Compensation Committee recommendations are then reviewed by the independent members of the Board, who are responsible for establishing such compensation. Rand’s President is responsible for the compensation of its staff other than the NEOs.

Introduction

This Compensation Discussion and Analysis is designed to provide shareholders with an understanding of our compensation philosophy and objectives as well as the analysis that we performed in setting executive compensation. It discusses the Compensation Committee’s determination of how and why, in addition to what, compensation actions were taken for the NEOs who are identified in the Summary Compensation Table.

Objectives of Rand’s Compensation Programs and What they are Designed to Reward

Rand depends on the management and analytical abilities of its NEOs for its long-term success and the enhancement of long-term shareholder value. The Compensation Committee’s objectives are to provide appropriate levels of compensation, reward above average corporate performance, recognize individual initiative and achievement, attract and retain qualified individuals to contribute to its success, and motivate management to enhance shareholder value.

Key Elements of Rand’s Compensation Plans and Why they are Paid:

•

Base Salary – Our philosophy is that base salaries should meet the objectives of attracting and retaining the management talent needed to operate the business successfully. Individual salary amounts are not determined by formulas, but instead reflect the Committee’s judgment with respect to each NEO’s responsibility, performance, experience and historical compensation, internal equity considerations and other factors, including retention. Annually, Rand sets base salaries for its NEOs that it believes are appropriate given the scope of their duties and responsibilities.

•

Bonus – Rand may pay annual bonuses to NEOs and staff to motivate them to achieve Rand’s principal business and investment goals and to bring their total compensation to competitive levels. The bonus is based on a qualitative consideration of individual and company performance. The Compensation Committee considers, and may make

Proxy 15

Proxy Statement Rand Capital Corporation

appropriate adjustments for, unusual items that are deemed to be outside the control of the executives.

•

Profit Sharing Plan – Rand provides long-term incentives to its NEOs through its Profit Sharing Plan, which allows them to participate in the growth of its portfolio and aligns their long-term interests with those of Rand’s shareholders. The terms of Rand’s license to maintain Rand SBIC require that it maintain a profit sharing plan, which provides for payment by Rand of designated percentages of net realized capital gains (net of all unrealized capital losses and unrealized depreciation) of Rand SBIC as defined. Any Profit Sharing paid or accrued cannot exceed 20% of Rand’s net income as defined. The Compensation Committee does not have discretion to change the amounts due under the Profit Sharing Plan. Amounts due under the Profit Sharing Plan are subject to these SEC limitations.

•

Equity – Although we believe that equity ownership by management incentivizes management to increase shareholder value, restrictions imposed by the Investment Company Act preclude Rand from offering stock options or other equity incentives to its NEOs at any time when it also allows them to participate in a profit sharing plan. Rand has a stock option plan that was adopted in 2001 (see “Option Plan,” below), but no options have been or will be granted under it while the Profit Sharing Plan is in effect.

•

Standard Employee Benefits – Rand provides employee benefits that are considered to be competitive and necessary to attract and retain talented personnel. Rand maintains a 401(k) Plan for its employees under which participants may elect to contribute up to 20% of their compensation on a pretax basis, to a maximum of $16,500 ($22,000 if age 50 or over) for 2011. Rand makes a contribution of 1% of compensation for each participant and matches participant contributions up to 5% of compensation. Rand may also elect to contribute discretionary amounts under the 401(k) Plan as determined by the Board. No discretionary amounts have been contributed since Plan inception. Rand also provides life insurance and automobile reimbursement benefits to its NEOs.

•	For calendar year 2011, no amounts were earned by the NEOs pursuant to the Profit Sharing Plan. A total of $50,000 in bonus payments was awarded to the NEOs for 2011, which was paid in 2012.

Consideration of Prior Shareholder Advisory Vote on Executive Compensation

At our 2011 Annual Meeting of shareholders, we provided our shareholders the opportunity to vote to approve, on an advisory basis, the compensation of our NEOs. At the 2011 Annual Meeting, our shareholders cast 3,299,303 votes, or 99%, in favor of approving the compensation, and 27,426 votes, or 1% against. Our Compensation Committee and Board value the opinions expressed by our shareholders, including the non-binding advisory vote on executive compensation. Our Compensation Committee took the results of the vote into account when determining that our fiscal year 2011 executive compensation policies should largely remain consistent with our policies in prior years and should continue to emphasize the performance, alignment, and retention objectives described above.

Proxy 16

Proxy Statement Rand Capital Corporation

How the Amounts of Each Element of the Compensation are Determined and How They Fit Into Rand’s Overall Compensation Objectives

Salary and Bonus

The Compensation Committee determined that the salary and bonus payments paid to Rand employees for the 2011 fiscal year were in the best interests of shareholders. In making its determination, the Compensation Committee considered whether the salaries and bonuses paid by Rand to its NEOs were consistent with the compensation plans described above.

The Analysis Used in Setting Compensation Levels

When making individual compensation decisions for NEOs, the Compensation Committee takes many factors into account, including the individual’s role and responsibilities, performance, , and experience; the overall performance of Rand; the recommendations of Board Committee Chairs; the individual’s historical compensation; and comparison to other NEOs of Rand. Rand did not use any benchmarking or performance targets to set its compensation levels.

Specifically, the Committee has considered factors such as:

•	total compensation in relation to Rand’s size, and the composition and performance of its investments and total investment capital available;

•	Rand’s success in identifying appropriate investment opportunities and returns on its investments;

•	the value of Rand’s assets in accordance with Accounting Standards Codification “ASC” 820 “fair value measurement”,

•	the responsibilities and duties of the NEOs,

•

whether there has been any adjustment or potential recovery of prior payments resulting from the restatement of prior performance measures upon which the bonus or profit sharing awards were based. No such adjustments or recovery occurred during the year; and

•	realized income from investment exits in the consolidated Rand and Rand SBIC portfolios.

Evaluating Performance

The Compensation Committee evaluates the performance of the NEOs annually, and consults with the other Directors and Committee Chairs regarding that performance. The Compensation Committee also seeks the advice of the President in connection with the performance evaluation for other NEOs; however, the President is not present when the Compensation Committee meets to evaluate his performance and determine his compensation.

Individual Performance

The Compensation Committee uses discretion in a qualitative evaluation of individual performance and considers the following factors, among others, in approving the annual bonus

Proxy 17

Proxy Statement Rand Capital Corporation

awards of the NEOs: the input of other Board Committee Chairs, and each NEO’s leadership, management, strategic planning, business development, and investment returns.

Change of Control and Termination Benefits

The Corporation does not provide any employment contracts, or change of control termination benefits.

Accounting and Tax Treatments of Compensation

The Compensation Committee’s policy is to structure compensation in a way that allows it to be fully deductible, where doing so will further the purposes of the executive compensation programs. The Committee also considers it important to retain flexibility to design compensation programs that recognize a full range of criteria important to Rand’s success, even where compensation payable under the programs may not be fully deductible. The following components of total compensation are taxed as ordinary income to the NEOs: salary, bonus, profit sharing payments and perquisites.

Profit Sharing Plan

We believe Rand’s provisions for salaries and bonuses and the Profit Sharing Plan create an appropriate focus on long-term objectives and promote NEO retention. Nevertheless, the terms of the U.S. Small Business Administration’s license for Rand’s SBIC subsidiary require it to maintain a profit sharing plan that provides for payment to our NEOs of the designated percentages of the net realized capital gains of the SBIC that are provided for in the Profit Sharing Plan. The Compensation Committee does not have discretion to change the amounts due under the Profit Sharing Plan.

Under the Profit Sharing Plan (the “Plan”), Rand will pay its NEOs cumulative profit sharing payments equal to 12% of realized capital gains of Rand SBIC, net of realized capital losses and unrealized depreciation of Rand SBIC, for each fiscal year of Rand SBIC, computed in accordance with the Plan and Rand’s interpretation of the Plan.

The profit sharing payments are shared equally between Rand’s two NEOs, who are fully vested in the Plan. Under Investment Company Act of 1940 requirements, the aggregate amount of benefits which may be paid or accrued under the Plan and any other profit sharing plan maintained by Rand during any fiscal year may not exceed 20% of Rand’s net income after taxes as defined for that fiscal year. In accordance with Investment Company Act requirements, a majority of the members of the Board who were not Interested Persons approved the Profit Sharing Plan on the basis that it is reasonable and fair to Rand’s shareholders, does not involve overreaching of Rand or its shareholders on the part of any person concerned, and is consistent with the interests of the shareholders of Rand.

In 2011, Rand recognized net realized losses from the sale of two portfolio investments and received escrow payments from previously recognized realized gains.

Since 2002, Rand SBIC has exited several portfolio investments which resulted in the recognition of net realized gains which, offset by cumulative unrealized and realized losses of Rand SBIC, resulted in an initial profit sharing eligibility of $971,166. However, based on net income

Proxy 18

Proxy Statement Rand Capital Corporation

calculations and the 20% threshold testing, the amounts paid and accrued under the Plan were reduced to $717,646 as of December 31, 2011.

From 2002 to 2008, no payments were made or accrued under the Plan. For 2009 and 2010, a total of $664,614 under the Plan was paid to the NEOs. In 2011, $37,092 of previously accrued amounts was paid under the Plan, following receipt of escrow payments of previously recognized gains.

Risk Considerations in our Compensation Program

The compensation of the NEOs consists of both fixed and variable compensation. The fixed (or salary) portion of compensation is designed to provide a steady income so executives do not feel pressured to focus exclusively on short-term gains, or annual stock price performance which may be to the detriment of long-term appreciation and other business metrics. The variable (cash bonus and profit sharing) portions of compensation are designed to reward both short- and long-term corporate performance. For short-term performance, bonuses are qualitatively determined by the Compensation Committee and the Board. For long-term performance, profit sharing is determined based on realized income from portfolio investment exits, net of realized and unrealized losses and depreciation. We believe that the variable components of compensation are sufficient to motivate executives to produce superior short- and long-term corporate results while the fixed element is also sufficient that executives are not encouraged to take unnecessary or excessive risks in doing so. In addition, the following risk mitigating components exist:

•	Bonus payments are not tied directly to specific financial metrics which reduces risk of management override to achieve desired targets and performance metrics;

•

Maintenance of the Profit Sharing Plan is required under the terms of the U.S. Small Business Administration’s license for our SBIC subsidiary, and the SBA’s requirement to maintain the Profit Sharing Plan suggests that it believes that the plan provides for compensation to participants in an appropriate manner and in appropriate amounts;

•	Profit sharing payments are limited by SEC rule to 20% of Rand’s net income after taxes in any fiscal year as defined;

•	The Board, Compensation Committee and independent accountants review all profit sharing calculations prior to disbursement;

•

The NEOs’ personal investment portfolios include significant amounts of Rand’s shares, which aligns their interests with the interests of our shareholders in Rand’s long-term success and stock price appreciation;

•	The Profit Sharing and bonus plans have been in place for a number of years, and we have seen no evidence that they encourage unnecessary or excessive risk taking;

•

Rand has specific quarterly reporting, review and approval processes with its Board of Directors which we believe are adequately designed to prevent manipulation by any employee including our NEOs; and

Proxy 19

Proxy Statement Rand Capital Corporation

•	The compensation and bonus of non-executive officers are qualitatively determined by the President, which we believe encourages a balanced approach to overall corporate performance.

Conclusion

Through the compensation and incentive structure described above, a significant portion of the amounts that may be payable as compensation have been, and will continue to be, contingent on Rand’s performance, and realization of incentive benefits is closely linked to increases in long-term shareholder value. Rand remains committed to this philosophy of pay for performance, recognizing that the competitive market for talented executives and the volatility of Rand’s business may result in highly variable compensation from year to year.

Based on the factors identified, the independent members of the Board approved the 2012 salary levels of the NEOs in February 2012. Based on the same factors, in February 2012 the independent members of the Board approved bonus payments to Mr. Grum and Mr. Penberthy for their services in 2011. Rand accrued the bonus payments in its 2011 financial statements.

Proxy 20

Proxy Statement Rand Capital Corporation

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on its review and discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Submitted by the Compensation Committee

Robert M. Zak, Chair

Erland E. Kailbourne

Jayne K. Rand

The information provided in the preceding Compensation Committee Report will not be deemed to be “soliciting material” or “filed” with the Securities and Exchange Commission or subject to Regulation 14A or 14C, or to the liabilities of section 18 of the Securities Exchange Act, unless in the future the Corporation specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into any filing under the Securities Act or the Securities Exchange Act.

Proxy 21

Proxy Statement Rand Capital Corporation

Compensation Committee Interlocks and Insider Participation

During the last fiscal year, none of the members of the Compensation Committee was a present or former officer or employee of Rand or had any relationship with respect to Rand that would require disclosure under Regulation S-K, Item 404.

Summary Compensation Table

The following table sets forth information with respect to the compensation paid or earned for the 2011, 2010 and 2009 fiscal years to each NEO, and to each officer of Rand with aggregate compensation from Rand in excess of $100,000. Rand is not part of a fund complex.

Name and Principal Position (1)	Year	Salary (2)	Bonus (2)(3)	Non-Equity Incentive Plan Compensation(3)(7)	All Other Compensation (4)(5)	Total Compensation (6)
Allen F. Grum, President & Director	2011	$181,000	$25,000	$18,546	$14,700 $17,182(5)	$256,428
	2010	$175,000	$0	$265,801	$15,000 $16,711(5)	$472,512
	2009	$170,000	$8,494	$66,506	$10,500 $16,667(5)	$272,167
Daniel P. Penberthy, Treasurer	2011	$166,000	$25,000	$18,546	$14,700 $11,203(5)	$235,449
	2010	$160,000	$0	$265,801	$14,100 $10,779(5)	$450,680
	2009	$155,000	$8,494	$66,506	$9,600 $10,690(5)	$250,290

(1)	Mr. Grum is Rand’s principal executive officer, and Mr. Penberthy is Rand’s principal financial officer. Neither of them has an employment contract with Rand.
(2)	Represent amounts earned, prior to employee 401(k) contributions, as described in footnote (4).
(3)	Bonuses and non-equity incentive plan compensation were fully accrued as of December 31 of the respective year and paid during the first quarter of the subsequent year.
(4)	Included within the indicated compensation payment are contributions by Rand to its 401(k) Plan, which is available to all Rand employees. Under the 401(k) Plan, participants may elect to contribute up to 20% of their compensation on a pretax basis by salary reduction up to a maximum of $16,500 ($22,000 if age 50 or over) for 2011. For eligible employees, Rand makes a contribution of 1% of compensation and matches employee contributions up to a maximum of 5%. In addition, Rand may elect to contribute an annual discretionary amount as determined by the Board of Directors. In 2011, 2010 and 2009, Rand did not make a discretionary contribution to the 401(k) Plan.
(5)	Amount indicated includes the cost of life insurance, disability insurance and business automobile reimbursement benefits.
(6)	Non-equity incentive compensation from the Corporation’s Profit Sharing Plan approximated 8% of total compensation for the named NEO’s in 2011. Total salary and bonus for the NEOs approximated 80%, 36% and 65% of total compensation in 2011, 2010 and 2009, respectively.
(7)	Non-equity incentive plan compensation consists of payments under the Profit Sharing Plan (in each case 6% of net realized capital gains of Rand SBIC).

Proxy 22

Proxy Statement Rand Capital Corporation

Option Plan

Rand does not have any outstanding equity awards, options or stock vesting rights.

In July 2001, Rand’s shareholders approved an Employee Stock Option Plan (the “Option Plan”). The Option Plan provides for the award of options to purchase up to 200,000 common shares to eligible employees. In 2002, Rand placed the Option Plan on inactive status as it developed its Profit Sharing Plan in connection with the establishment of its SBIC subsidiary. As of December 31, 2011, no stock options had been awarded under the Option Plan.

Because Section 57(n) of the Investment Company Act prohibits maintenance of a profit sharing plan for the officers and employees of a Business Development Company when any option, warrant or right is outstanding under an executive compensation plan, no options will be granted under the Option Plan while the Profit Sharing Plan is in effect.

Pension Benefits

Rand does not provide any tax-qualified defined benefit plan or supplemental executive retirement plan, or similar plan that provides for specified retirement payments or benefits.

DIRECTOR COMPENSATION

During 2011, under Rand’s standard compensation arrangements with Directors, the Chairman of the Board received an annual Chairman retainer of $5,000; each non-employee Director received an annual fee of $5,000 plus $1,500 for attendance at each meeting of the Board of Directors. Audit Committee members received $1,000 for each meeting attended and Compensation Committee and Governance and Nominating Committee members received $750 for each meeting attended. Rand reimburses Directors for reasonable out of pocket expenses incurred in attending meetings of the Board.

The following table sets forth information with respect to the compensation paid to or earned by each non-employee Director for the 2011 fiscal year. Rand did not pay or accrue any other compensation to the following Directors for the 2011 fiscal year.

Name	Fees Earned or Paid in Cash

Erland E. Kailbourne	$16,500
Ross B. Kenzie	$16,500
Reginald B. Newman, II	$16,000
Jayne K. Rand	$12,500
Robert M. Zak	$15,750

Proxy 23

Proxy Statement Rand Capital Corporation

Section 16(a) Beneficial Ownership Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires Rand’s Directors and executive officers, and persons who own more than ten percent of Rand’s stock, to file with the Securities and Exchange Commission initial reports of stock ownership and reports of changes to stock ownership. Reporting persons are required by SEC regulations to furnish Rand with all Section 16(a) reports they file.

To our knowledge, based solely on review of the copies of such reports furnished to Rand and written representations that no other reports were required, Rand believes all Section 16(a) filing requirements applicable to its officers, Directors and greater than ten percent beneficial owners were complied with during the fiscal year ended December 31, 2011.

Directors’ and Officer’s Liability Insurance

Rand has an insurance policy from Illinois National Insurance Company that indemnifies (1) Rand for any obligation incurred as a result of its indemnification of its Directors and officers under the provisions of the New York Business Corporation Law and Rand’s by-laws, and (2) Rand’s Directors and officers as permitted under the New York State Business Corporation Law and Rand’s by-laws. The policy covers all Directors and officers of Rand for the 12 months ending December 2012 for a total premium of $29,800. No sums have been paid to Rand or its officers under the insurance contract in 2012 or 2011.

PROPOSAL 2.             ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Subject to the rules of the SEC, we are providing shareholders with the opportunity to vote at the Annual Meeting on an advisory resolution, commonly referred to as a “say-on-pay” proposal, which will express whether or not they approve of the compensation paid to Rand’s NEOs. The compensation of Rand’s NEOs is described under the heading “Compensation Discussion and Analysis” on pages 15 through 21 of this proxy statement.

The Compensation Committee and the Board of Directors have developed the philosophy and policies described in the Compensation Discussion and Analysis for the purpose of attracting, retaining, and motivating executive officers who will help Rand achieve its strategic and financial goals. The Compensation Discussion and Analysis and the tabular disclosures regarding NEO compensation, together with the accompanying narrative disclosures, allow you to view the trends in compensation and the application of our compensation philosophy and practice over the years presented.

Shareholders are being asked to vote on the following advisory resolution:

“RESOLVED, that the shareholders of Rand Capital Corporation approve the compensation paid to its NEOs as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and related narrative discussion.”

Your vote is advisory and will not be binding upon the Board of Directors. Nevertheless, the Compensation Committee and the Board of Directors will take into account the outcome of the vote

Proxy 24

Proxy Statement Rand Capital Corporation

when considering future executive compensation arrangements. We believe that both Rand and its shareholders will benefit by maintaining a constructive dialogue between the Board and Rand’s shareholders. This proposal is one aspect of Rand’s corporate governance program and practices that helps to promote a dialogue that is intended to develop long-term shareholder value.

The affirmative vote of a majority of the shares of Rand common stock present in person or represented by proxy and entitled to vote on the proposal at the Annual Meeting is required for the advisory approval of this proposal.

Section 14A of the Exchange Act also requires that shareholders have the opportunity, at least once every six years, to cast an advisory vote with respect to whether future executive compensation advisory votes will be held every one, two, or three years. At our 2011 Annual Meeting of Shareholders held on April 29, 2011, our shareholders indicated their preference for an advisory vote on the compensation of our NEOs to be held annually, which annual frequency was also the recommendation of our Board. Our Board subsequently determined that we will hold an advisory vote to approve the compensation of our NEOs on an annual basis until the next required vote on the frequency of such advisory votes, or until the Board otherwise determines that a different frequency for such votes is in the best interests of our shareholders.

Our Board of Directors recommends that you vote FOR the approval of Rand’s compensation of its NEOs as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC.

PROPOSAL 3.            RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

Our Audit Committee has selected Freed Maxick CPAs, P.C. (“Freed”), independent registered public accounting firm, as our auditors for the fiscal year ending December 31, 2012. Although shareholder approval of the selection of Freed is not required by the Investment Company Act or our By-laws, our Board of Directors believes that it is advisable to give shareholders an opportunity to ratify this selection. If this proposal is not approved by our shareholders at the 2012 Annual Meeting, our Audit Committee will reconsider its selection of Freed.

Representatives of Freed are expected to be present at the 2012 Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

Our Board of Directors recommends that you vote FOR the ratification of the selection of Freed as our independent registered public accounting firm for the 2012 fiscal year.

OTHER BUSINESS

Rand does not know of any other matters that will come before the meeting. If any other matters properly come before the meeting, it is the intention of the persons designated as proxies to vote in accordance with their best judgment on such matters.

Proxy 25

Proxy Statement Rand Capital Corporation

Shareholder Proposals for the 2013 Annual Meeting

Shareholder proposals intended to be presented at the 2013 Annual Meeting of Shareholders must be received at Rand’s offices not later than November 24, 2012 to be considered for inclusion in Rand’s proxy statement and form of proxy for that meeting.

March 23, 2012	By Order of the Board of Directors
Reginald B. Newman II
Chairman of the Board

It is important that proxies be returned promptly. Shareholders are urged to sign, date and return the proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. If you attend the meeting you may, if you wish, withdraw your proxy and vote in person.

Proxy 26

Proxy Statement Rand Capital Corporation

Multiple Copies of our Annual Report and Proxy Statement (Householding)

When more than one holder of Rand common stock shares the same address, we may deliver only one annual report and one proxy statement to that address unless we have received contrary instructions from one or more of those shareholders. Similarly, brokers and other intermediaries holding shares of Rand common stock in “street name” for more than one beneficial owner with the same address may deliver only one annual report and one proxy statement to that address if they have received consent from the beneficial owners of the stock.

Rand will deliver promptly upon written or oral request a separate copy of the annual report and proxy statement to any shareholder, including a beneficial owner of stock held in “street name”, at a shared address to which a single copy of either of those documents was delivered. To receive additional copies of our annual report and proxy statement, you may call or write Elspeth A. Donaldson, Office Manager, Rand Capital Corporation, 2200 Rand Building, Buffalo, New York 14203, telephone (716) 853-0802 or email her at eadonaldson@randcapital.com. You may also access a copy of Rand’s annual report and proxy statement on our website, www.randcapital.com, or via the SEC’s home page, www.sec.gov.

You may also contact Miss Donaldson at the address or telephone number above if you are a shareholder of record of Rand and you wish to receive a separate annual report and proxy statement in the future, or if you are currently receiving multiple copies of our annual report and proxy statement and want to request delivery of a single copy in the future. If your shares are held in “street name” and you want to increase or decrease the number of copies of our annual report and proxy statement delivered to your household in the future, you should contact the broker or other intermediary who holds the shares on your behalf.

Proxy 27

Proxy Statement Rand Capital Corporation

FINANCIAL STATEMENTS AVAILABLE

A copy of Rand’s 2011 Annual Report containing audited financial statements accompanies this Proxy Statement.

Rand will provide without charge to each shareholder upon written request a copy (without exhibits, unless otherwise requested) of Rand’s Annual Report on Form 10-K required to be filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2011. Requests for copies should be addressed to Investor Relations, Rand Capital Corporation, 2200 Rand Building, Buffalo, New York, 14203. Requests may also be directed to (716) 853-0802 or to eadonaldson@randcapital.com via email. Copies may also be accessed electronically by means of the SEC’s home page on the internet at http://www.sec.gov.

FINAL PAGE OF PROXY STATEMENT

Proxy 28

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

RAND CAPITAL CORPORATION ATTN: ELSPETH DONALDSON 2200 RAND BUILDING BUFFALO, NY 14203

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
		☐	☐	☐
1. Election of Directors Nominees
01 Allen F. Grum 02 Erland E. Kailbourne 03 Ross B. Kenzie 04 Reginald B. Newman II 05 Jayne K. Rand 06 Robert M. Zak
The Board of Directors recommends you vote FOR proposals 2 and 3:
						For	Against	Abstain
2 To approve, by advisory vote, executive compensation.						☐	☐	☐
3 To ratify the selection of Freed Maxick CPAs, P.C. as our independent registered public accounting firm for the year ending December 31, 2012.						☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com.

RAND CAPITAL CORPORATION

Annual Meeting of Shareholders

April 26, 2012 10:30 AM

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Jayne K. Rand and Allen F. Grum as proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote as designated below all the shares of Common Stock of Rand Capital Corporation (the “Company”) held of record by the undersigned at the annual meeting of shareholders of the Company to be held on April 26, 2012 or any adjournment hereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side